Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 5

TO

CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO CREDIT AGREEMENT (the “Amendment”) is made as of August 27, 2007 by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the institutions listed on the signature pages hereto and JPMorgan Chase Bank, National Association, as the administrative agent for the “Lenders” referred to below (the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the “Credit Agreement” referred to below.

W I T N E S S E T H:

WHEREAS, the signatories hereto are parties to that certain Credit Agreement, dated as of February 28, 2006, among the Company, the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and the Administrative Agent (as amended by Amendment No. 1 thereto dated as of May 16, 2006, Amendment No. 2 thereto dated as of August 24, 2006, Amendment No. 3 thereto dated as of December 8, 2006, Amendment No. 4 thereto dated as of March 15, 2007 and as the same may from time to time be amended, restated, supplemented or otherwise modified, the “Credit Agreement”);

WHEREAS, the parties hereto have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders and the Administrative Agent have agreed to the following amendment to the Credit Agreement.

1. Amendments. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in the appropriate alphabetical locations:

“Equity Issuance” means the issuance or sale by the Company of any of its Equity Interests.

“Equity Redemption” means the purchase, redemption, retirement, acquisition, cancellation or termination by the Company of any of its Equity Interests.

(b) The definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, for any day:

(a) with respect to any Tranche B Term Loan that is an ABR Loan, (i) if the Leverage Ratio is greater than or equal to 4.5 to 1.0, 0.75% per annum and (ii) if the Leverage Ratio is less than 4.5 to 1.0, 0.50% per annum;

(b) with respect to any Tranche B Term Loan that is a Eurocurrency Loan, (i) if the Leverage Ratio is greater than or equal to 4.5 to 1.0, 1.75% per annum and (ii) if the Leverage Ratio is less than 4.5 to 1.0, 1.50% per annum; and

(c) with respect to any ABR Loan or Eurocurrency Loan that is a Revolving Loan, or with respect to the Letter of Credit participation fees described in Section 2.12(b)(i) or the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Loan ABR Spread”, “Revolving Loan Eurocurrency Spread and Letter of Credit Participation Fees” or “Commitment Fee Rate,” as the case may be, based upon the Leverage Ratio as reflected in the then most recently delivered Financials:

Pricing Level:	Total Leverage Ratio:	Revolving Loan ABR Spread:	Revolving Loan Eurocurrency Spread and Letter of Credit Participation Fees:	Commitment Fee Rate:
Level I	Less than 2.0 to 1.0	0.00%	0.75%	0.175%

Level II	Greater than or equal to 2.0 to 1.0 but less than 2.5 to 1.0	0.00%	0.875%	0.20%

Level III	Greater than or equal to 2.5 to 1.0 but less than 3.0 to 1.0	0.00%	1.00%	0.225%

Level IV	Greater than or equal to 3.0 to 1.0 but less than 3.5 to 1.0	0.00%	1.125%	0.25%

Level V	Greater than or equal to 3.5 to 1.0 but less than 4.0 to 1.0	0.125%	1.25%	0.275%

Level VI	Greater than or equal to 4.0 to 1.0 but less than 4.5 to 1.0	0.25%	1.375%	0.30%

Level VII	Greater than or equal to 4.5 to 1.0	0.375%	1.50%	0.35%

For purposes of, and notwithstanding, the foregoing clauses (a) through (c),

(i) if at any time the Company fails to deliver the Financials required under Section 5.01(a) or 5.01(b) on or before the date such Financials are due, Pricing Level VII shall be deemed applicable until five (5) Business Days after such Financials are actually delivered, after which the Applicable Rate shall be determined in accordance with the foregoing clauses (a) through (c);

(ii) adjustments, if any, to the Applicable Rate then in effect shall be effective five (5) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change); and

(iii) each determination of the Applicable Rate for purposes of the foregoing clauses (a) through (c) made by the Administrative Agent in accordance with the foregoing shall be conclusive and binding on the Borrowers and each Lender (absent manifest error).

(c) Clause (b) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended to delete the “and” immediately preceding clause (vi) thereof and to substitute “,” therefor and to insert a new clause (vii) therein immediately following clause (vi) thereof as follows:

and (vii) non-cash charges related to stock-based compensation expenses for such period

(d) Clause (c) of the definition of “Consolidated EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c) without duplication and to the extent included in determining such Consolidated Net Income, (i) extraordinary non-cash gains realized other than in the ordinary course of business and (ii) the amount of any subsequent cash payments in respect of any non-cash charges related to stock-based compensation expenses described in the preceding clause (b)(vii) deducted in arriving at Consolidated EBITDA for any period, all calculated for the Company and its Subsidiaries in accordance with GAAP on a consolidated basis.

(e) The second sentence of Section 2.11(b)(ii) of the Credit Agreement is hereby amended and restated in its entirety as follows:

Notwithstanding the foregoing, (A) Net Proceeds from any such issuance or sale of Equity Interests with respect to which the Company shall have given the Administrative Agent written notice, within five (5) Business Days of receipt of such Net Proceeds, of its intention to use such Net Proceeds within one hundred eighty (180) days following such sale or issuance to finance a Permitted Acquisition, shall not be subject to the provisions of the first sentence of this Section 2.11(b)(ii) unless and to the extent that such applicable period shall have expired without such Net Proceeds being used for such Permitted Acquisition, (B) Net Proceeds from any Equity Issuance with respect to which the Company shall have given the Administrative Agent written notice, within five (5) Business Days of receipt of such Net Proceeds, of its intention to use such Net Proceeds within one hundred twenty (120) days following such Equity Issuance to effect an Equity Redemption within such time shall not be subject to the provisions of the first sentence of this Section 2.11(b)(ii) unless and to the extent that such applicable period shall have expired without such Net Proceeds being used for such purpose and (C) Net Proceeds from any Equity Issuance shall not be subject to the first sentence to this Section 2.11(b)(ii) to the extent of the aggregate amount expended by the Company to effect an Equity Redemption that occurs within one hundred twenty (120) days prior to the date of such Equity Issuance.

(f) Section 6.06 of the Credit Agreement is hereby amended to insert the following at the end thereof:

Notwithstanding the foregoing and for the avoidance of doubt, when calculating the amount of Restricted Payments made during the term of this Agreement or any fiscal year, as appropriate, for the purpose of determining usage of the Maximum Restricted Payment Amount, all as more specifically described in Section 6.06(d) above, the amount of Restricted Payments attributable to any Equity Redemption shall be reduced by the Net Proceeds of any Equity Issuance which occurs within one hundred twenty (120) days prior to or within one hundred (120) days following the date of such Equity Redemption to the extent that such Net Proceeds have not been previously applied to reduce the amount of an Equity Redemption pursuant to this sentence.

(g) Section 6.13 of the Credit Agreement is hereby amended to delete the reference to “$60,000,000” set forth therein and to substitute “(i) for the fiscal year of the Company ending September 30, 2007, $70,000,000 and (ii) for any other fiscal year of the Company, $60,000,000” in lieu thereof.

(h) Clauses (D) and (E) of Section 6.15(a) of the Credit Agreement are hereby amended and restated in their entirety and a new clause (F) is hereby inserted as follows:

(D) 2.50 to 1.00 commencing with and for the fiscal quarter ending in September 2007 through the fiscal quarter ending in June 2008;

(E) 2.75 to 1.00 commencing with and for the fiscal quarter ending in September 2008 through the fiscal quarter ending in June 2009; and

(F) 3.00 to 1.00 commencing with and for the fiscal quarter ending in September 2009 and for each fiscal quarter thereafter.

(i) Clauses (D), (E), (F) and (G) of Section 6.15(b) of the Credit Agreement are hereby amended and restated in their entirety as follows:

(D) 5.00 to 1.00 commencing with and for the fiscal quarter ending in September 2007 through the fiscal quarter ending in June 2008;

(E) 4.75 to 1.00 commencing with and for the fiscal quarter ending in September 2008 through the fiscal quarter ending in June 2009;

(F) 4.50 to 1.00 commencing with and for the fiscal quarter ending in September 2009 through the fiscal quarter ending in June 2010; and

(G) 4.00 to 1.00 for the fiscal quarter ending in September 2010 and for each fiscal quarter thereafter.

2. Conditions of Effectiveness. This Amendment shall become effective as of the date hereof if, and only if, the Administrative Agent shall have received: (a) executed copies of this Amendment from the Company and the Required Lenders; (b) executed copies of the Reaffirmation attached hereto in the form of Exhibit A from the existing Subsidiary Guarantors; and (c) all fees agreed to be paid by the Company in connection with this Amendment.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) The Company has the power and authority and legal right to execute and deliver this Amendment and the Credit Agreement (as modified hereby) and to perform its obligations hereunder and thereunder. The execution and delivery by the Company of this Amendment and the performance of its obligations hereunder and under the Credit Agreement (as modified hereby) have been duly authorized by proper proceedings, and this Amendment and the Credit Agreement (as modified hereby) constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) Neither the execution and delivery by the Company of this Amendment, nor the consummation of the transactions herein contemplated, nor compliance with the provisions hereof or of the Credit Agreement (as modified hereby) (i) will require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (ii) will violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Company or any of its Subsidiaries or any order of any Governmental Authority, (iii) will violate or result in a default under any indenture, agreement or other instrument binding upon the Company or any of its Subsidiaries or its assets (including, without limitation, the Senior Subordinated Note Indenture and the Senior Subordinated Notes), or give rise to a right thereunder to require any payment to be made by the Company or any of its Subsidiaries or (iv) will result in the creation or imposition of any Lien on any asset of the Company or any of its Subsidiaries.

(c) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing and (ii) the representations and warranties of the Company set forth in the Credit Agreement (as modified hereby) and the other Loan Documents are true and correct in all material respects (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

4. Reference to and Effect on the Credit Agreement and Loan Documents.

(a) Upon the effectiveness of this Amendment, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as modified hereby. This Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated herein or therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

(b) The Company (i) agrees that this Amendment and the transactions contemplated hereby shall not limit or diminish the obligations of the Company arising under or pursuant to the Credit Agreement and the other Loan Documents to which it is a party, (ii) reaffirms its obligations under the Credit Agreement and each and every other Loan Document to which it is a party (including, without limitation, each applicable Collateral Document), (iii) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (iv) acknowledges and agrees that, except as specifically modified above, the Credit Agreement and all other Loan Documents executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of or consent to any modification of any provision of the Credit Agreement or any other Loan Documents executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts (including by means of facsimile or electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

CENTRAL GARDEN & PET COMPANY, as the Company

By:	/s/ Roger J. Fleischmann, Jr.
Name:	Roger J. Fleischmann, Jr.
Title:	Vice President and Treasurer

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, the Issuing Bank, the Swingline Lender and a Lender

By:	/s/ Stephen C. Price
Name:	Stephen C. Price
Title:	Managing Director

BANK OF AMERICA, N.A., as Syndication Agent and a Lender

By:	/s/ J. Casey Cosgrove
Name:	J. Casey Cosgrove
Title:	Vice President

CIBC WORLD MARKETS CORP., as a Co-Documentation Agent

By:	/s/ Leonardo Fernandez
Name:	Leonardo Fernandez
Title:	Executive Director

CIBC INC., as a Lender

By:	/s/ Leonardo Fernandez
Name:	Leonardo Fernandez

Signature Page to Amendment No. 5

to Central Garden & Pet Company Credit Agreement

Title:	Authorized Signatory

CANADIAN IMPERIAL BANK OF COMMERCE, as an Issuing Bank with respect to the Existing Letters of Credit

By:	/s/ Leonardo Fernandez
Name:	Leonardo Fernandez
Title:	Authorized Signatory

SUNTRUST BANK, as an Issuing Bank with respect to the Existing Letters of Credit, a Co-Documentation Agent and a Lender

By:	/s/ Hugh Brown
Name:	Hugh Brown
Title:	Director

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Meggie Chichioco
Name:	Meggie Chichioco
Title:	Senior Vice President

HARRIS N.A., as a Lender

By:	/s/ Jennifer Wendrow
Name:	Jennifer Wendrow
Title:	Vice President

Signature Page to Amendment No. 5

to Central Garden & Pet Company Credit Agreement

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL” NEW YORK BRANCH, as a Lender

By:	/s/ Marina Kremer
Name:	Marina Kremer
Title:	Vice President

By:	/s/ Wenchi Hu
Name:	Wenchi Hu
Title:	Executive Director

BNP PARIBAS, as a Lender

By:	/s/ Jamie Dillon
Name:	Jamie Dillon
Title:	Managing Director

By:	/s/ Sandy Bertram
Name:	Sandy Bertram
Title:	Vice President

LASALLE BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Adam F. Lutastanski
Name:	Adam F. Lutastanski
Title:	VP

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

Signature Page to Amendment No. 5

to Central Garden & Pet Company Credit Agreement

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Thomas M. Harper
Name:	Thomas M. Harper
Title:	Senior Vice President

U.S. BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Conan Schleicher
Name:	Conan Schleicher
Title:	Vice President

COBANK, ACB, as a Lender

By:	/s/ S. Richard Dill
Name:	S. Richard Dill
Title:	Vice President

CALYON NEW YORK BRANCH, as a Lender

By:	/s/ Richard Laborie
Name:	Richard Laborie
Title:	Director

By:	/s/ Michael Regan
Name:	Michael Regan
Title:	Managing Director

Signature Page to Amendment No. 5

to Central Garden & Pet Company Credit Agreement

FARM CREDIT SERVICES OF AMERICA, PCA, as a Lender

By:	/s/ Steve L. Moore
Name:	Steve L. Moore
Title:	Vice-President

GREENSTONE FARM CREDIT SERVICES, ACA/FLCA, as a Lender

By:	/s/ Curtis Flammini
Name:	Curtis Flammini
Title:	Vice-President

AGFIRST FARM CREDIT BANK, as a Lender

By:	/s/ Steven J. O’Shea
Name:	Steven J. O’Shea
Title:	Vice President

NACM CLO I, as a Lender

By:	/s/ Joanna Willars
Name:	Joanna Willars
Title:	Authorized Signatory

PACIFIC CDO VI, LTD., as a Lender

By:	/s/ Amy Adler
Name:	Amy Adler
Title:	Vice President

Signature Page to Amendment No. 5

to Central Garden & Pet Company Credit Agreement

BLUE SHIELD OF CALIFORNIA as a Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

FRANKLIN CLO V, LTD as a Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

FRANKLIN FLOATING RATE DAILY ACCESS FUND as a Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

FRANKLIN TEMPLETON FEDERATION INCOME TRUST, as a Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

FRANKLIN TOTAL RETURN FUND as a Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

Signature Page to Amendment No. 5

to Central Garden & Pet Company Credit Agreement

FRANKLIN FLOATING RATE MASTER SERIES as a Lender

By:	/s/ Alex Guang Yu
Name:	Alex Guang Yu
Title:	Authorized Signatory

BlackRock Limited Duration Income Trust BlackRock Senior Income Series III BlackRock Senior Income Series V (f/k/a Granite Finance Limited) Magnetite Asset Investors III L.L.C. as a Lender

By:	/s/ Zach [ILLEGIBLE]
Name:	Zach [ILLEGIBLE]
Title:	Authorized Signatory

General Electric Capital Corporation, as Administrator for, GE CFS Loan Holding 2006-2 LLC as a Lender

By:	/s/ Dwayne Coker
Name:	Dwayne Coker
Title:	Duly Authorized Signatory

FIDELITY CENTRAL INVESTMENT PORTFOLIOS LLC: FIDELITY FLOATING RATE CENTRAL INVESTMENT PORTFOLIO, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:	Assistant Treasurer

Signature Page to Amendment No. 5

to Central Garden & Pet Company Credit Agreement

FIDELITY ADVISOR SERIES II: FIDELITY ADVISOR FLOATING RATE HIGH INCOME FUND, as a Lender

By:	/s/ Gary Ryan
Name:	Gary Ryan
Title:	Assistant Treasurer

BALLYROCK CLO 2006-2 LTD, BALLYROCK Investment Advisors LLC, as Collateral Manager, as a Lender

By:	/s/ Lisa B. Rymut
Name:	Lisa B. Rymut
Title:	Assistant Treasurer

DE MEER MIDDLE MARKET CLO 2006-1, LTD., as a Lender

By: DE MEER ASSET MANAGEMENT, a division of LaSalle Financial Services Inc., as Collateral Manager as a Lender

By:	/s/ Peter Melloni
Name:	Peter Melloni
Title:	Senior Vice President

LightPoint CLO 2004-1, Ltd. Marquette US/European CLO p.l.c, as a Lender

By:	/s/ Colin Donlan
Name:	Colin Donlan
Title:	Director

Signature Page to Amendment No. 5

to Central Garden & Pet Company Credit Agreement

EXHIBIT A

Reaffirmation

Each of the undersigned hereby acknowledges receipt of a copy of Amendment No. 5, dated as of August 27, 2007 (the “Amendment”), to the Credit Agreement, dated as of February 28, 2006, by and among Central Garden & Pet Company, a Delaware corporation (the “Company”), the Subsidiary Borrowers from time to time parties thereto, the financial institutions from time to time parties thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, as the administrative agent for the Lenders (the “Administrative Agent”) (as amended by Amendment No. 1 thereto dated as of May 16, 2006, Amendment No. 2 thereto dated as of August 24, 2006, Amendment No. 3 thereto dated as of December 8, 2006, Amendment No. 4 thereto dated as of March 15, 2007 and further amended by the Amendment, and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified, the “Credit Agreement”). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement.

Each of the undersigned, by its signature below, hereby (a) acknowledges and consents to the execution and delivery of the Amendment by the parties thereto, (b) agrees that the Amendment and the transactions contemplated thereby shall not limit or diminish the obligations of such Person arising under or pursuant to the Collateral Documents and the other Loan Documents to which it is a party, (c) reaffirms all of its obligations under the Loan Documents to which it is a party, (d) reaffirms all Liens on the Collateral which have been granted by it in favor of the Administrative Agent (for itself and the other Holders of Secured Obligations) pursuant to any of the Loan Documents, and (e) acknowledges and agrees that each Loan Document executed by it remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in any Loan Document shall be a reference to the Credit Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, restated, supplemented or otherwise modified. The Amendment is a Loan Document pursuant to the Credit Agreement and shall (unless expressly indicated therein) be construed, administered, and applied, in accordance with all of the terms and provisions of the Credit Agreement.

Dated as of August 27, 2007

IN WITNESS WHEREOF, this Reaffirmation has been duly executed as of the date first written above.

FARNAM COMPANIES, INC.

FOUR PAWS PRODUCTS, LTD.

KAYTEE PRODUCTS INCORPORATED

PENNINGTON SEED, INC.

T.F.H. PUBLICATIONS, INC.

WELLMARK INTERNATIONAL

ALL-GLASS AQUARIUM CO., INC.

CEDAR WORKS, LLC

GRANT LABORATORIES, INC.

GRO TEC, INC.

GULFSTREAM HOME & GARDEN, INC.

INTERPET USA, LLC

MATTHEWS REDWOOD AND NURSERY SUPPLY, INC.

NEW ENGLAND POTTERY, LLC

NORCAL POTTERY PRODUCTS, INC.

OCEANIC SYSTEMS, INC.

PENNINGTON SEED, INC. OF NEBRASKA

PETS INTERNATIONAL, LTD.

PHAETON CORPORATION

SEEDS WEST, INC.

THOMPSON’S VETERINARY SUPPLIES, INC.

For each of the foregoing entities

By:	/s/ Stuart W. Booth
Name: Stuart W. Booth Its Authorized Signatory

Signature Page to Reaffirmation